MERIT SECURITIES CORPORATION


Monthly Payment Report

Payment Statement
MERIT 7
Payment Date:     30-Jun-97
Reporting Month:  May

          Class
          Interest    Beginning       Interest      Interest      Principal      Total          Applied Ending
Class     Rate        Balance         Accrual       Payment       Payment        Distribution   Losses  Balance
Class A-1  6.207500%  $282,243,471.09 $1,460,021.96 $1,460,021.96 $12,259,016.76 $13,719,038.72 $0.00   $269,984,454.33
Class A-2 15.000000%   $45,500,000.00   $568,750.00   $568,750.00          $0.00    $568,750.00 $0.00    $45,500,000.00
Class A-3  7.000000%   $23,095,739.33   $134,725.15   $134,725.15    $793,538.02    $928,263.17 $0.00    $22,302,201.31
Class A-4  7.500000%    $7,000,000.00    $43,750.00    $43,750.00          $0.00     $43,750.00 $0.00     $7,000,000.00
Class A-5  6.207500%   $11,326,261.35    $58,589.81    $58,589.81    $478,361.24    $536,951.05 $0.00    $10,847,900.11

                      $369,165,471.77 $2,265,836.92 $2,265,836.92 $13,530,916.02 $15,796,752.94 $0.00   $355,634,555.75

Class              CUSIP     Priority     Principal Type    Interest Type
Class A-1          589962AT6 Senior       Sequential        Floater
Class A-2          589962AU3 Senior       Sequential        Floater
Class A-3          589962AV1 Senior       Sequential        Fixed
Class A-4          589962AW  Senior       Sequential        Fixed
Class A-5          589962AX7 Senior       Sequential        Floater

MERIT SECURITIES CORPORATION

Payments per Bond Denomination
MERIT 7

Payment Date:     30-Jun-97
Reporting Month:  May


                                                           Interest     Interest    Principal
          Original        Original  Integral     Record    Accrual      Payment     Payment     Ending          Remaining
Class     Balance         Pct Pool  Denomination Date      Factor       Factor      Factor      Balance         Principal Factor
Class A-1 $435,000,000.00 78.06%    $1,000.00    31-May-97  3.35637232   3.35637232 28.18164770 $269,984,454.33 0.62065392
Class A-2  $45,500,000.00  8.17%    $1,000.00    31-May-97 12.50000000  12.50000000  0.00000000  $45,500,000.00 1.00000000
Class A-3  $26,300,000.00  4.72%    $1,000.00    31-May-97  5.12262928   5.12262928  30.1725482  $22,302,201.31 0.84799245
Class A-4   $7,000,000.00  1.26%    $1,000.00    31-May-97  6.25000000   6.25000000  0.00000000   $7,000,000.00 1.00000000
Class A-5  $14,750,000.00  2.65%    $1,000.00    31-May-97  3.97219051   3.97219051 32.43127050  $10,847,900.11 0.73545085

          $528,550,000.00                                                                       $355,634,555.75

MERIT SECURITIES CORPORATION

Funds Account Activity Report
MERIT 7
Payment Date:   30-Jun-97
Report Date:    May

Collateral Proceeds Account

Beginning Balance                                     $0.00

Deposits                                                          Withdrawals

Interest Net of Servicing Fee                 $2,947,190.56       Interest Payments              $2,265,836.92
Principal                                    $13,530,916.02       Principal Payments            $13,530,916.02
Deposits From Reserve Fund                            $0.00       Surplus                          $642,826.56
Other Deposits                                        $0.00       MBIA Fee                          $38,527.08
                                                                  Discount Principal Reserve             $0.00


Total Deposit                                $16,478,106.58       Total Withdrawals             $16,478,106.58

                                                                  Ending Balance                         $0.00

Note: "Principal" and Interest Net of Servicing Fee" includes
Advances on Delinquencies

MERIT SECURITIES CORPORATION

Credit Enhancement Summary
MERIT 7

Payment Date:         30-Jun-97
Reporting Month       May

Reserve Funds and Subordination

                             Initial Coverage     Beginning Coverage   Adjustments Losses    Insured Balance Ending Balance
Type
Pool Over Collateralization  5.15% $28,702,601.63 7.17% $28,500,150.45 $0.00       $7,373.51 $384,127,332.69 7.42% $28,492,776.94


Surplus Summary

Class                      Total Distribution
Surplus                    $642,826.56

Delinquency Statistics
                                    Current                % of
                        # of Loans  Balance                Current Balance
30+ Days                77          $8,498,934             2.21%
60+ Days                37          $4,327,099             1.13%
90+ Days                56          $7,335,188             1.91%
Foreclosure             61          $8,992,734             2.34%
REO                     22          $3,133,360             0.82%

Totals                 253         $32,287,315             8.41%


Advances on Delinquencies                                      $225,791.06
Non-Recoverable Advances on Delinquencies                            $0.00